AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001
Supplement Dated June 17, 2016
To the Current Prospectus
Important Information about
Dreyfus General Money Market and
Invesco V.I. Government Money Market
This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.
Effective August 19, 2016, the Invesco V.I. Government Money Market Subaccount (the “Invesco Subaccount”) will be available as an investment option under your Contract. The Invesco Subaccount invests in Series II shares of the Invesco V.I. Government Money Market Fund. The investment objective of the Invesco V.I. Government Money Market Fund is to provide current income consistent with preservation of capital and liquidity.
Effective August 19, 2016, the Dreyfus General Money Market Subaccount (the “Dreyfus Subaccount”) will no longer be available as an investment option under your Contract.
If you have allocated Contract Value to the Dreyfus Subaccount, you have the option to transfer your Contract Value to any of the other available subaccounts prior to August 19, 2016. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the Dreyfus Subaccount to another subaccount, and such a transfer will not count toward any transfer limit under your Contract.
If a transfer request is not received by close of business on August 18, 2016, Security Benefit Life Insurance Company will re-allocate Contract Value allocated to the Dreyfus Subaccount to the Invesco Subaccount. In addition, if you have selected the Dreyfus Subaccount as part of a Dollar Cost Averaging, Asset Allocation or Rebalancing Program and you do not contact us to change your allocation, future transactions that would have been allocated to the Dreyfus Subaccount will be allocated to the Invesco Subaccount.
More detailed information regarding the investment objective, policies, risks, and expenses associated with the Invesco V.I. Government Money Market Fund, and other relevant information, may be found in the Invesco V.I. Government Money Market Fund’s prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company to obtain additional infor-mation, including a transfer request form or copies of the Invesco V.I. Government Money Market Fund prospectus.
Please Retain This Supplement For Future Reference
77-02016-13  2016/06/17